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                                                                   EXHIBIT 10.15

                                  ADDENDUM I

REFERENCE IS MADE TO THAT LEASE BY AND BETWEEN WHITE PROPERTIES JOINT VENTURE, LESSOR, AND ORATEC INTERVENTIONS, LESSEE, DATED AUGUST 25, 1999.

To that certain Lease the following wording is added:

EXPANSION
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Lessor and Lessee hereby agree to expand the Premises to include approximately
11,500 square feet known as 3698C Haven Avenue (as shown on Exhibit A attached hereto). The total Premises shall therefore be approximately 17,270 square feet.

The expansion shall be effective the date on which the existing tenant (James S. Heaton Company) vacates the space, which is anticipated to be March 1, 2001.

The term of the lease for the entire Premises shall be extended for one year, with a termination date of March 31, 2006.

Monthly Rent (NNN) shall be as follows:

                           3698A Haven       3698C Haven      Total
  Period                   Monthly Rent      Monthly Rent     Monthly Rent
  ------------------------------------------------------------------------
  03/01/01-03/31/02        $11,101.00        $34,500.00       $45,601.00
  04/01/02-03/31/03        $11,546.00        $35,880.00       $47,426.00
  04/01/03-03/31/04        $12,007.00        $37,315.00       $49,322.00
  04/01/04-03/31/05        $12,488.00        $38,808.00       $51,296.00
  04/01/05-03/31/06        $12,988.00        $40,360.00       $53,348.00

Lessee shall take the expansion space "as is" except that Lessor shall re-carpet and paint the interior of the premise.

Except as modified herein, all other terms and conditions of the base Lease remain in full force and effect.

AGREED AND ACCEPTED:

LESSOR                                      LESSEE
WHITE PROPERTIES JOINT VENTURE              ORATEC INTERVENTIONS

/S/ Howard J. White, III                    /s/ Nancy Westcott
---------------------------                 ---------------------------
Howard J. White, III                        Nancy Westcott
General Partner                             Chief Financial Officer

Date:   1/5/01                              Date: 1/5/01
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